Filed pursuant to Rule 497(a)

Registration File No. 333-257818

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker:	Trinity Capital Inc. ["TRIN"]
Expected Rating:*	BBB (Egan Jones)
Size:	$100mm
Tenor:	5yr FXD
Guidance:	4.375%#
Maturity Date:	08/24/2026
Format:	SEC Registered
Ranking:	Senior Unsecured Notes
Active Bookrunners:	GS (B&D) / KBW
Use of Proceeds:	Pay down a portion of Trinity Capital Inc.’s existing indebtedness outstanding under its credit facility, with the remaining net proceeds, if any, to make investments in accordance with its investment objective and investment strategy and for general corporate purposes.
Optional Redemption:	Make Whole Call; 1mo Par Call Prior to Maturity.
Change of Control:	100%
Denominations:	$2,000 x $1,000
Settlement:	T+3 – 08/24/2021
Timing:	Books subject, today’s business

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Trinity Capital Inc. before investing. A preliminary prospectus supplement dated August 19, 2021, together with an accompanying prospectus dated August 12, 2021, have been filed with the Securities and Exchange Commission (the “SEC”), which contain this and other information about Trinity Capital Inc. and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement and the accompanying prospectus, and this announcement, do not constitute an offer to sell or a solicitation of an offer to buy securities in any state or jurisdiction where such offer and sale is not permitted.

Trinity Capital Inc. has filed a shelf registration statement (including a prospectus contained therein) with the SEC, which has been declared effective by the SEC.  Any offering of Trinity Capital Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Before you invest, you should carefully read the prospectus in that registration statement, the preliminary prospectus supplement and the other documents Trinity Capital Inc. has filed with the SEC for more complete information about Trinity Capital Inc. and this offering.  You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.  Alternatively, you may obtain copies of the preliminary prospectus supplement, together with an accompanying prospectus, from Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, New York 10282, telephone: 866-471-2526, facsimile: 212-902-9316, e-mail: prospectus-ny@ny.email.gs.com, or Keefe, Bruyette & Woods, A Stifel Company, 787 7th Avenue, 4th Floor, New York, New York 10019, Attn: Equity Syndicate, by emailing kbwsyndicatedesk@kbw.com, or by telephone at 1-800-966-1559.

*Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED (OTHER THAN ANY STATEMENT RELATING TO THE IDENTITY OF THE LEGAL ENTITY AUTHORIZING OR SENDING THIS COMMUNICATION IN A NON-US JURISDICTION).  SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.